UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

Structure Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41608	98-1480821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Gateway Blvd., Suite 900 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (650) 457-1978

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name Of Each Exchange Trading Symbol(s)	On Which Registered
American Depositary Shares (ADSs), each representing three ordinary shares, par value $0.0001 per ordinary share	GPCR	Nasdaq Global Market

Ordinary shares, par value $0.0001 per share*	True	Nasdaq Global Market*

* Not for trading, but only in connection with the registration of the American Depositary Shares

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Matthew Lang was appointed as Structure Therapeutics, Inc.’s (the “Company”) Chief Operating Officer and General Counsel, effective April 15, 2026.

Mr. Lang previously served as the Chief Legal Officer and Corporate Secretary at Metsera, Inc. (“Metsera”), a biopharmaceutical company, from April 2025 until February 2026 and prior to Metsera Mr. Lang served as Chief Business Officer and Chief Legal Officer and Corporate Secretary of Lyell Immunopharma, Inc. (“Lyell”), a biotechnology company, from July 2023 to April 2025. Before joining Lyell, Mr. Lang held several executive officer positions at Myovant Sciences, Inc. (“Myovant”), a biotechnology company, between 2017 and 2023, most recently as Chief Administrative and Legal Officer. Mr. Lang also served as Managing Director and General Manager of Myovant Sciences GmbH in Basel, Switzerland. Mr. Lang previously held leadership positions at Gilead Sciences, Inc. (“Gilead”), from November 2009 to July 2017, most recently as Vice President, Head of Global Litigation, Investigations, Employment Law and Information Governance. Prior to Gilead, from 2003 to 2009, Mr. Lang was an attorney at Dechert LLP. Mr. Lang received his B.A. in Classical Studies from Queen’s University at Kingston, Canada and his J.D. from the University of Pennsylvania Law School.

Pursuant to the terms of Mr. Lang’s employment agreement (the “Employment Agreement”), effective as of April 15, 2026, Mr. Lang will receive a base salary of $560,000 per year and be eligible for an annual discretionary bonus with a target amount of 40% of his base salary based on the achievement of certain corporate and/or individual objectives and milestones that are determined by the Board of Directors of the Company, with no pro-ration of any annual discretionary bonus payout for 2026. Mr. Lang will be granted (i) an option to purchase 223,776 ordinary shares (representing 74,592 American Depositary Shares (“ADSs”)), (ii) a time-based restricted share unit award (the “RSUs”) in respect of 184,614 ordinary shares (representing 61,538 ADSs) and (iii) a performance-based restricted share unit award (the “PSUs”) in respect of 46,155 ordinary shares (representing 15,385 ADSs) at target levels. Mr. Lang’s employment may be terminated at-will by either party, with or without notice.

One-fourth of the shares underlying Mr. Lang’s option award will vest on the first anniversary of the vesting commencement date, and the remaining shares will vest in 36 equal monthly installments thereafter, subject to Mr. Lang’s continuous service through each vesting date. The RSUs will vest over four years with one-quarter vesting on the first anniversary of the vesting commencement date, and on each anniversary thereafter, subject to Mr. Lang’s continuous service through each vesting date.

The PSUs will be allocated to three separate tranches, each of which will vest based on the achievement of the applicable milestone, as follows: (i) vesting of 25% of the PSUs will be based upon achievement of the first milestone by December 31, 2027, (ii) vesting of 25% of the PSUs will be based upon achievement of the second milestone by September 30, 2028, and (iii) vesting of 50% of the PSUs will be based upon achievement of the third milestone by June 30, 2029. For each tranche, depending on when the milestone is achieved during the performance period, the number of PSUs that vest may be between 75% to 125% of the target number of PSUs. If the milestone for a tranche is not achieved during the applicable performance period, none of the PSUs allocated to such tranche will vest. Any PSUs that become eligible to vest based on achievement of the applicable milestone will vest on the date such achievement is certified, subject to Mr. Lang’s continuous service through such date.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2026.

Mr. Lang will enter into the Company’s standard form of indemnification agreement, a form of which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-269200), filed with the Securities and Exchange Commission on January 12, 2023.

The selection of Mr. Lang to serve as the Company’s Chief Operating Officer and General Counsel was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Lang and any director or executive officer of the Company. Mr. Lang has not been a party to any transaction with the Company or its subsidiaries of the type required to be disclosed pursuant to Item 404(a) of Regulation S-K, and no such transaction is currently contemplated.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release announcing Mr. Lang’s appointment. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.   The information set forth in this Item 7.01 and in the press release attached hereto as Exhibit 99.1, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that the Company specifically incorporates it by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Structure Therapeutics Inc.

Date: April 15, 2026	By:	/s/ Raymond Stevens
Raymond Stevens, Ph.D.
Chief Executive Officer